FUJIAN ZHONGDE TECHNOLOGY CO., LTD.

LONGTIAN, FULU INDUSTRIAL ZONE, FUQING CITY, FUJIAN PROVINCE, CHINA.

Tel: 86-591-85742145　　　　Fax: 86-591-28397168

SALES CONTRACT

S/C NO.: ZD-CY061115

DATE: 15.NOV.2006

Sellers: FUJIAN ZHONGDE TECHOLOGY CO., LTD.

Add:LONGTIAN, FULU INDUSTRIAL ZONE, FUQING CITY, FUJIAN PROVINCE, CHINA.

Buyers: CRAYVALLEY RESINS INDIA PVT.LTD.

Add: D-43(1) MIDC INDUSTRIAL AREA TRANS THANE CREEK,NAVI MUMBAI - 400 706.TEL : +91 22 6517102/03/04 FAX : +91 22 27610653

This Sales Contract is made by and between Buyers and Sellers, Whereby the Buyers agree to buy and the Sellers agree to sell the under-mentioned commodity according to the terms and conditions stipulated below:

1, Name of Commodity and Specifications	Quantity	Unit Price	Amount
Dimer Acid	200 MTS (10 ISO-TANKS CONTAINER)	CIF NHAVA SHEVA USD1400.00/MT	USD280,000.00
	152MTS (10 CONTAINER STEEL DRUM)	USD1450.00/MT	USD220,400.00
		TTL:	USD500,400.00
With 10% more or less in quantity allowed		Total Value: U.S. DOLLARS FIVE HUNDRED THOUSAND AND FOUR HUNDRED ONLY	

2, Quality: Accord with the manufacturer's standard specification of ZD-99

3, Packing: Packed in Iso-tanks or Second Hand steel drum

4, Shipping Marks: N/M

5, Time of Shipment: From Dec,2006 to March.2007

6, Port of Loading and Port of Destination: From Chinese seaport to Nhava Sheva, India. Partial shipment allowed, Transshipment allowed.

7, Terms of Payment: As per the seller's Proforma Invoice, The Buyers shall establish an Irrevocable L/C 60 Days from date of B/L, to reach the Sellers and to remain valid for negotiation in China until the 21th day after the aforesaid Time of Shipment.

8, Insurance: To be effected by the Buyers.

9, This Sales Contract becomes effective after being signed by both partiers

10, Special Clauses: 1), THE L/C CAN BE ESTABLISHED BY BUYER'S OPTION

2), IF THE EXCHANGE RATE OF RMB VS USD IS CHANGED MORE THAN 5%, THE PRICE WILL BE CHANGED BASED ON THE EXCHANGE RATE.

The Sellers　　　　　　　　　　The Buyers

...VALLEY RESINS INDIA PVT. LTD.

AUTHORISED SIGNATORY